Employee Benefit Plans	12 Months Ended
Dec. 31, 2019
Employee Benefit and Share-based Payment Arrangement, Noncash Expense [Abstract]
Employee Benefit Plans	EMPLOYEE BENEFIT PLANS
We sponsor numerous domestic and foreign employee benefit plans, which are discussed below.
In March 2017, the FASB issued ASU 2017-07, Compensation-Retirement Benefits (Topic 715), Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. This ASU requires an employer to report the service cost component of net periodic pension benefit cost in the same line item(s) as other compensation costs arising from services rendered by the pertinent employees during the period, with other cost components presented separately from the service cost component and outside of income from operations. This ASU also allows only the service cost component of net periodic pension benefit cost to be eligible for capitalization when applicable. This ASU was effective for years beginning after December 15, 2017. The Company adopted this standard on January 1, 2018 applying the presentation requirements retrospectively. We elected to apply the practical expedient, which allows us to reclassify amounts disclosed previously in the employee benefit plans note as the basis for applying retrospective presentation for comparative periods as it is impracticable to determine the disaggregation of the cost components for amounts capitalized and amortized in those periods. Provisions related to presentation of the service cost component eligibility for capitalization were applied prospectively.
The effect of the retrospective presentation change related to the net periodic benefit cost of our defined benefit pension and postretirement plans on our Consolidated Statement of Operations was a $455 million decrease in operating profit and a $455 million increase in non-service pension (benefit), with zero impact on income from continuing operations and net income.
Employee Savings Plans. We sponsor various employee savings plans. Our contributions to employer sponsored defined contribution plans were $485 million, $332 million and $286 million for 2019, 2018 and 2017, respectively.
Our non-union domestic employee savings plan uses an Employee Stock Ownership Plan (ESOP) for employer matching contributions. External borrowings were used by the ESOP to fund a portion of its purchase of ESOP stock from us. The external borrowings have been extinguished and only re-amortized loans remain between RTC and the ESOP Trust. As ESOP debt service payments are made, common stock is released from an unreleased shares account. ESOP debt may be prepaid or re-amortized to either increase or decrease the number of shares released so that the value of released shares equals the value of plan benefit. We may also, at our option, contribute additional common stock or cash to the ESOP.
Shares of common stock are allocated to employees’ ESOP accounts at fair value on the date earned. Cash dividends on common stock held by the ESOP are used for debt service payments. Participants may choose to have their ESOP dividends reinvested or distributed in cash. Common stock allocated to ESOP participants is included in the average number of common shares outstanding for both basic and diluted earnings per share. At December 31, 2019, 23.4 million common shares had been allocated to employees, leaving 7.9 million unallocated common shares in the ESOP Trust, with an approximate fair value of $1.2 billion.
Pension Plans. We sponsor both funded and unfunded domestic and foreign defined benefit pension plans that cover a large number of our employees. Our largest plans are generally closed to new participants. Our plans use a December 31 measurement date consistent with our fiscal year.

(dollars in millions)	2019	2018
Change in Benefit Obligation:
Beginning balance	$34,344	$33,283
Service cost attributable to continuing operations	261	265
Service cost attributable to discontinued operations	34	40
Interest cost	1,245	1,058
Actuarial loss (gain)	4,247	(1,938)
Total benefits paid	(2,016)	(1,783)
Net settlement, curtailment and special termination benefits	(206)	(14)
Plan amendments	—	56
Business combinations	(6)	3,694
Other	124	(317)
Ending balance	$38,027	$34,344

Change in Plan Assets:
Beginning balance	$32,150	$32,205
Actual return on plan assets	5,873	(1,516)
Employer contributions	137	156
Benefits paid	(2,016)	(1,783)
Settlements	(17)	(16)
Business combinations	(10)	3,355
Other	108	(251)
Ending balance	$36,225	$32,150

Funded Status:
Fair value of plan assets	$36,225	$32,150
Benefit obligations	(38,027)	(34,344)
Funded status of plan	$(1,802)	$(2,194)

Amounts Recognized in the Consolidated Balance Sheet Consist of:
Noncurrent assets	$19	$157
Current liability	(51)	(56)
Noncurrent liability	(1,770)	(2,295)
Net amount recognized	$(1,802)	$(2,194)

Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial loss	$8,160	$7,948
Prior service cost	190	130
Net actuarial loss and prior service cost related to discontinued operations	763	667
Net amount recognized	$9,113	$8,745
In September 2019, we amended our domestic pension plans to cease accrual of additional benefits for future service and compensation for non-union participants effective December 31, 2019. Beginning January 1, 2020, these participants will earn additional contributions under our domestic savings plan. We utilized the practical expedient and remeasured plan assets and pension benefit obligations for the affected pension plans as of the nearest month-end, August 31, 2019, resulting in a net actuarial loss of $425 million. This reflects a benefit obligation gain of $180 million resulting from the benefit plan change that was offset by remeasurement losses of $605 million. The remeasurement losses are driven by a reduction of 124 basis points in the projected benefit obligation (PBO) discount rate as of the remeasurement date compared to December 31, 2018, partially offset by actual asset returns of approximately 17% as of the remeasurement date.
In September 2019, we recorded a curtailment gain of $98 million in the Consolidated Statement of Operations, due to the recognition of previously unrecognized prior service credits for the affected pension plans. Additionally, as a result of the remeasurement, pension income (excluding curtailment) decreased by approximately $39 million for the year ended December 31, 2019.
The amounts included in “Other” in the above table primarily reflect the impact of foreign exchange translation, primarily for plans in the U.K. and Canada.
As part of the Rockwell acquisition on November 26, 2018, we assumed approximately $3.7 billion of pension projected benefit obligations and $3.4 billion of plan assets.
Qualified domestic pension plan benefits comprise approximately 82% of the projected benefit obligation. Benefits for union employees are generally based on a stated amount for each year of service. For non-union employees, benefits for service up to December 31, 2014 are generally based on an employee’s years of service and compensation through December 31, 2014. Benefits for service after December 31, 2014 through December 31, 2019 are based on the existing cash balance formula that was adopted in 2003 for newly hired non-union employees and for other non-union employees who made a one-time voluntary election to have future benefit accruals determined under this formula. Certain foreign plans, which comprise approximately 17% of the projected benefit obligation, are considered defined benefit plans for accounting purposes. Nonqualified domestic pension plans provide supplementary retirement benefits to certain employees and are not a material component of the projected benefit obligation.
We made $25 million of cash contributions to our domestic defined benefit pension plans and made $30 million of cash contributions to our foreign defined benefit pension plans in 2019. In 2018, we made no cash contributions to our domestic defined benefit pension plans and made $79 million of cash contributions to our foreign defined benefit pension plans.
Information for pension plans with accumulated benefit obligations in excess of plan assets:

(dollars in millions)	2019	2018
Projected benefit obligation	$37,941	$24,796
Accumulated benefit obligation	37,599	24,471
Fair value of plan assets	36,120	22,558
Information for pension plans with projected benefit obligations in excess of plan assets:

(dollars in millions)	2019	2018
Projected benefit obligation	$37,943	$27,225
Accumulated benefit obligation	37,600	26,752
Fair value of plan assets	36,122	24,873
The accumulated benefit obligation for all defined benefit pension plans was $37.7 billion and $33.8 billion at December 31, 2019 and 2018, respectively.
The components of the net periodic pension benefit are as follows:

(dollars in millions)	2019	2018	2017
Pension Benefits:
Service cost	$261	$265	$268
Interest cost	1,245	1,058	1,043
Expected return on plan assets	(2,252)	(2,061)	(2,033)
Amortization of prior service cost (credit)	16	(42)	(37)
Recognized actuarial net loss	245	373	550
Net settlement, curtailment and special termination benefits (gain) loss	(59)	3	3
Net periodic pension benefit - employer	$(544)	$(404)	$(206)
Other changes in plan assets and benefit obligations recognized in other comprehensive loss in 2019 are as follows:

(dollars in millions)	Continuing Operations	Discontinued Operations	Total
Current year actuarial loss	$434	$119	$553
Amortization of actuarial loss	(245)	(20)	(265)
Current year prior service cost	—	6	6
Amortization of prior service cost	(16)	(1)	(17)
Net settlement and curtailment	62	(5)	57
Other	36	(2)	34
Total recognized in other comprehensive loss	$271	97	$368
Net recognized in net periodic pension benefit and other comprehensive loss	$(232)	97	$(135)
The amount included in “Other” in the above table primarily reflects the impact of foreign exchange translation, primarily for plans in the U.K. and Canada.
The estimated amount that will be amortized from accumulated other comprehensive loss into net periodic pension (benefit) cost in 2020 is as follows:

(dollars in millions)
Net actuarial loss	$336
Prior service cost	49
$385
Major assumptions used in determining the benefit obligation and net cost for pension plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2019	2018	2019	2018	2017
Discount rate
PBO	3.1%	4.0%	4.0%	3.5%	3.9%
Interest cost (1)	—	—	3.7%	3.1%	3.3%
Service cost (1)	—	—	3.7%	3.4%	3.8%
Salary scale	4.3%	4.3%	4.3%	4.3%	4.3%
Expected return on plan assets	—	—	6.8%	6.9%	7.4%
(1)    The discount rates used to measure the service cost and interest cost applies to our significant plans. The PBO discount rate is used for the service cost and interest cost measurements for non-significant plans.
In determining the expected return on plan assets, we consider the relative weighting of plan assets, the historical performance of total plan assets and individual asset classes, and economic and other indicators of future performance. In addition, we may consult with and consider the opinions of financial and other professionals in developing appropriate capital market assumptions. Return projections are also validated using a simulation model that incorporates yield curves, credit spreads and risk premiums to project long-term prospective returns.
The plans’ investment management objectives include providing the liquidity and asset levels needed to meet current and future benefit payments, while maintaining a prudent degree of portfolio diversification considering interest rate risk and market volatility. Globally, investment strategies target a mix of 45% to 50% of growth seeking assets and 50% to 55% of income generating and hedging assets using a wide set of diversified asset types, fund strategies and investment managers. The growth seeking allocation consists of global public equities in developed and emerging countries, private equity, real estate and multi-asset class strategies. Growth assets include an enhanced alpha strategy that invests in publicly traded equity and fixed income securities, derivatives and foreign currency. Investments in private equity are primarily via limited partnership interests in buy-out strategies with smaller allocations to distressed debt funds. The real estate strategy is principally concentrated in directly held U.S. core investments with some smaller investments in international, value-added and opportunistic strategies. Within the income generating assets, the fixed income portfolio consists of mainly government and broadly diversified high quality corporate bonds.
The plans have continued their pension risk management techniques designed to reduce their interest rate risk. Specifically, the plans have incorporated liability hedging programs that include the adoption of a risk reduction objective as part of the long-term investment strategy. Under this objective the interest rate hedge is intended to increase as funded status improves. The hedging programs incorporate a range of assets and investment tools, each with varying interest rate sensitivities. As result of the improved funded status of the plans due to favorable asset returns and funding of the plans, the interest rate hedge increased significantly during 2017. The investment portfolios are currently hedging approximately 65% to 70% of the interest rate sensitivity of the pension plan liabilities.
As a result of the shift in the target asset mix to higher income generating and hedging assets and lower growth seeking assets, combined with reduced capital market assumptions for most asset classes, we will reduce the expected return on plan assets assumption for 2020 including the assumption of a 6.5% return on plan assets for our qualified domestic pension plans, down from 7.0% in 2019.
The fair values of pension plan assets at December 31, 2019 and 2018 by asset category are as follows:

(dollars in millions)	Quoted Prices in Active Markets For Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Not Subject to Leveling	Total
Asset Category:
Public Equities
Global Equities	$3,588	$5	$—	$—	$3,593
Global Equity Commingled Funds (1)	—	1,496	—	—	1,496
Enhanced Global Equities (2)	322	393	—	—	715
Global Equity Funds at net asset value (8)	—	—	—	5,332	5,332
Private Equities (3),(8)	—	—	202	1,230	1,432
Fixed Income Securities
Governments	969	116	—	—	1,085
Corporate Bonds	1	13,059	5	—	13,065
Structured Products	—	17	—	—	17
Fixed Income Securities (8)	—	—	—	4,755	4,755
Real Estate (4),(8)	—	13	1,464	366	1,843
Other (5),(8)	—	343	—	2,834	3,177
Cash & Cash Equivalents (6),(8)	—	47	—	36	83
Subtotal	$4,880	$15,489	$1,671	$14,553	36,593
Other Assets & Liabilities (7)					(368)
Total at December 31, 2019					$36,225
Public Equities
Global Equities	$2,917	$4	$—	$—	$2,921
Global Equity Commingled Funds (1)	185	219	—	—	404
Enhanced Global Equities (2)	79	605	—	—	684
Global Equity Funds at net asset value (8)	—	—	—	6,539	6,539
Private Equities (3),(8)	—	—	133	1,194	1,327
Fixed Income Securities
Governments	1,789	162	—	—	1,951
Corporate Bonds	—	11,526	18	29	11,573
Fixed Income Securities (8)	—	—	—	2,225	2,225
Real Estate (4),(8)	—	13	1,387	409	1,809
Other (5),(8)	—	262	—	2,368	2,630
Cash & Cash Equivalents (6),(8)	—	220	—	100	320
Subtotal	$4,970	$13,011	$1,538	$12,864	32,383
Other Assets & Liabilities (7)					(233)
Total at December 31, 2018					$32,150
(1)    Represents commingled funds that invest primarily in common stocks.
(2)    Represents enhanced equity separate account and commingled fund portfolios. A portion of the portfolio may include long-short market neutral and relative value strategies that invest in publicly traded, equity and fixed income securities, as well as derivatives of equity and fixed income securities and foreign currency.
(3)    Represents limited partner investments with general partners that primarily invest in debt and equity.
(4)    Represents investments in real estate including commingled funds and directly held properties.
(5)    Represents insurance contracts and global balanced risk commingled funds consisting mainly of equity, bonds and some commodities.
(6)    Represents short-term commercial paper, bonds and other cash or cash-like instruments.
(7)    Represents trust receivables and payables that are not leveled.
(8)    In accordance with ASU 2015-07, Fair Value Measurement (Topic 820), certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented for the total pension benefits plan assets.
Derivatives in the plan are primarily used to manage risk and gain asset class exposure while still maintaining liquidity. Derivative instruments mainly consist of equity futures, interest rate futures, interest rate swaps and currency forward contracts.
Our common stock represents less than 1% of total plan assets at December 31, 2019 and 2018. We review our assets at least quarterly to ensure we are within the targeted asset allocation ranges and, if necessary, asset balances are adjusted back within target allocations. We employ a broadly diversified investment manager structure that includes diversification by active and passive management, style, capitalization, country, sector, industry and number of investment managers.
The fair value measurement of plan assets using significant unobservable inputs (Level 3) changed due to the following:

(dollars in millions)	Private Equities	Corporate Bonds	Real Estate	Total
Balance, December 31, 2017	$46	$—	$1,446	$1,492
Plan assets acquired	—	33	—	33
Realized (losses) gains	—	(1)	10	9
Unrealized gains relating to instruments still held in the reporting period	—	2	38	40
Purchases, sales, and settlements, net	87	(16)	(107)	(36)
Balance, December 31, 2018	133	18	1,387	1,538
Realized losses	—	—	(2)	(2)
Unrealized gains relating to instruments still held in the reporting period	32	—	27	59
Purchases, sales, and settlements, net	37	(13)	52	76
Balance, December 31, 2019	$202	$5	$1,464	$1,671
Quoted market prices are used to value investments when available. Investments in securities traded on exchanges, including listed futures and options, are valued at the last reported sale prices on the last business day of the year or, if not available, the last reported bid prices. Fixed income securities are primarily measured using a market approach pricing methodology, where observable prices are obtained by market transactions involving identical or comparable securities of issuers with similar credit ratings. Mortgages have been valued on the basis of their future principal and interest payments discounted at prevailing interest rates for similar investments. Investment contracts are valued at fair value by discounting the related cash flows based on current yields of similar instruments with comparable durations. Real estate investments are valued on a quarterly basis using discounted cash flow models which consider long-term lease estimates, future rental receipts and estimated residual values. Valuation estimates are supplemented by third-party appraisals on an annual basis.
Private equity limited partnerships are valued quarterly using discounted cash flows, earnings multiples and market multiples. Valuation adjustments reflect changes in operating results, financial condition, or prospects of the applicable portfolio company. Over-the-counter securities and government obligations are valued at the bid prices or the average of the bid and ask prices on the last business day of the year from published sources or, if not available, from other sources considered reliable, generally broker quotes. Temporary cash investments are stated at cost, which approximates fair value.
As a result of the $1.9 billion contribution in 2017, we are not required to make additional contributions to our domestic defined benefit pension plans through the end of 2025. We expect to make total contributions of approximately $100 million to our global defined benefit pension plans in 2020. Contributions do not reflect benefits to be paid directly from corporate assets.
Benefit payments, including amounts to be paid from corporate assets, and reflecting expected future service, as appropriate, are expected to be paid as follows: $2,249 million in 2020, $2,059 million in 2021, $2,087 million in 2022, $2,107 million in 2023, $2,123 million in 2024, and $10,645 million from 2025 through 2029.
Postretirement Benefit Plans. We sponsor a number of postretirement benefit plans that provide health and life benefits to eligible retirees. Such benefits are provided primarily from domestic plans, which comprise approximately 84% of the benefit obligation. The postretirement plans are primarily unfunded. The assets we hold are invested in approximately 50% growth seeking assets and 50% income generating assets.

(dollars in millions)	2019	2018
Change in Benefit Obligation:
Beginning balance	$810	$767
Service cost	2	2
Interest cost	31	26
Actuarial gain	(11)	(52)
Total benefits paid	(69)	(70)
Business combinations	—	186
Plan amendments	—	(43)
Other	2	(6)
Ending balance	$765	$810

Change in Plan Assets:
Beginning balance	$20	$—
Employer contributions	69	69
Benefits paid	(69)	(70)
Business combinations	—	20
Other	—	1
Ending balance	$20	$20

Funded Status:
Fair value of plan assets	$20	$20
Benefit obligations	(765)	(810)
Funded status of plan	$(745)	$(790)

Amounts Recognized in the Consolidated Balance Sheet Consist of:
Current liability	$(47)	$(61)
Noncurrent liability	(698)	(729)
Net amount recognized	$(745)	$(790)

Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial gain	$(181)	$(184)
Prior service credit	(4)	(47)
Net amount recognized	$(185)	$(231)
As part of our acquisition of Rockwell on November 26, 2018, we assumed approximately $186 million of postretirement benefit obligations and $20 million of plan assets.
We modified the postretirement medical benefits provided to legacy Rockwell salaried employees by eliminating any company subsidy from retirements that occur after December 31, 2019. This resulted in a $43 million reduction in the benefit obligation as of November 26, 2018.
The components of net periodic benefit cost are as follows:

(dollars in millions)	2019	2018	2017
Other Postretirement Benefits:
Service cost	$2	$2	$2
Interest cost	31	26	29
Expected return on plan assets	(1)	—	—
Amortization of prior service credit	(42)	(6)	(1)
Recognized actuarial net gain	(12)	(10)	(9)
Net periodic other postretirement (benefit) cost	$(22)	$12	$21
Other changes in plan assets and benefit obligations recognized in other comprehensive loss in 2019 are as follows:

(dollars in millions)
Current year actuarial gain	$(10)
Amortization of prior service credit	42
Amortization of actuarial net gain	12
Other	2
Total recognized in other comprehensive loss	$46
Net recognized in net periodic other postretirement benefit cost and other comprehensive loss	$24
The estimated amounts that will be amortized from accumulated other comprehensive loss into net periodic benefit cost in 2020 include actuarial net gains of $13 million and prior service credits of $3 million.
Major assumptions used in determining the benefit obligation and net cost for postretirement plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2019	2018	2019	2018	2017
Discount rate	3.0%	4.1%	4.0%	3.4%	3.8%
Expected return on assets	—	—	7.0%	7.0%	N/A
Assumed health care cost trend rates are as follows:

	2019	2018
Health care cost trend rate assumed for next year	6.5%	7.0%
Rate that the cost trend rate gradually declines to	5.0%	5.0%
Year that the rate reaches the rate it is assumed to remain at	2026	2026
Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	2019 One-Percentage-Point
(dollars in millions)	Increase	Decrease
Effect on total service and interest cost	$1	$(1)
Effect on postretirement benefit obligation	25	(22)
Benefit payments, including net amounts to be paid from corporate assets and reflecting expected future service, as appropriate, are expected to be paid as follows: $67 million in 2020, $64 million in 2021, $60 million in 2022, $56 million in 2023, $53 million in 2024, and $210 million from 2025 through 2029.
Stock-based Compensation. RTC’s long-term incentive plans authorize various types of market and performance based incentive awards that may be granted to officers and employees. The RTC 2018 Long-Term Incentive Plan (2018 LTIP) was approved by shareholders on April 30, 2018 and its predecessor plan (the Legacy LTIP), was last amended on February 5, 2016. A total of 184 million shares have been authorized for issuance pursuant to awards under these Plans. There are 252,000 shares outstanding that were issued under the Rockwell Collins, Inc. 2015 Long-Term Incentive Plan. No new equity awards will be issued under that plan. As of December 31, 2019, approximately 42 million shares remain available for awards under the 2018 LTIP. No shares remain available for future awards under the Legacy LTIP. Neither plan contains an aggregate annual award limit, however, each Plan sets an annual award limit per participant. We expect that the shares awarded on an annual basis will range from 1.0% to 1.5% of shares outstanding. The 2018 LTIP will expire after all authorized shares have been awarded or April 30, 2028, whichever is sooner.
Under both Plans, the exercise price of awards is set on the grant date and may not be less than the fair market value per share on that date. Generally, stock appreciation rights and stock options have a term of ten years and a three-year vesting period, subject to limited exceptions. In the event of retirement, annual stock appreciation rights, stock options, and restricted stock units held for more than one year may become vested and exercisable, subject to certain terms and conditions. LTIP awards with performance-based vesting generally have a minimum three-year vesting period and vest based on actual performance against pre-established metrics. In the event of retirement, performance-based awards held for more than one year, remain eligible to vest based on actual performance relative to target metrics. We have historically repurchased shares of our common stock in an amount at least equal to the number of shares issued under our equity compensation arrangements and will continue to evaluate this policy in conjunction with our overall share repurchase program.
We measure the cost of all share-based payments, including stock options, at fair value on the grant date and recognize this cost in the Consolidated Statement of Operations, net of expected forfeitures, as follows:

(dollars in millions)	2019	2018	2017
Total compensation cost recognized	$268	$169	$129
The associated future income tax benefit recognized was $47 million, $31 million and $28 million for the years ended December 31, 2019, 2018 and 2017, respectively. The amounts have been adjusted for the impact of the TCJA.
For the years ended December 31, 2019, 2018 and 2017, the amount of cash received from the exercise of stock options was $27 million, $36 million and $29 million, respectively, with an associated tax benefit realized of $75 million, $59 million and $100 million, respectively. In addition, for the years ended December 31, 2019, 2018 and 2017, the associated tax benefit realized from the vesting of performance share units and other restricted awards was $36 million, $13 million and $12 million, respectively.
At December 31, 2019, there was $291 million of total unrecognized compensation cost related to non-vested equity awards granted under long-term incentive plans. This cost is expected to be recognized ratably over a weighted-average period of 2.9 years.
A summary of the transactions under all long-term incentive plans for the year ended December 31, 2019 follows. The amounts in the tables and paragraphs below have not been recast for discontinued operations.

	Stock Options		Stock Appreciation Rights		Performance Share Units		Other Incentive Shares/Units
(shares and units in thousands)	Shares	Average Price (1)	Shares	Average Price (1)	Units	Average Price (1)
Outstanding at:
December 31, 2018	1,603	$99.89	32,066	$99.95	1,806	$110.41	3,047
Granted	339	124.72	8,081	123.54	839	121.22	1,223
Ancillary (2)	—	—	—	—	101	95.28	—
Exercised / earned	(317)	88.61	(6,843)	84.44	(758)	95.28	(816)
Cancelled	(57)	121.69	(591)	122.76	(69)	118.21	(135)
December 31, 2019	1,568	$106.75	32,713	$108.61	1,919	$120.04	3,319
(1)    Weighted-average grant / exercise price.
(2)    Ancillary shares earned based on actual performance achieved on the 2016 award.
The weighted-average grant date fair value of stock options and stock appreciation rights granted during 2019, 2018 and 2017 was $20.81, $20.24 and $17.22, respectively. The weighted-average grant date fair value of performance share units, which vest upon achieving certain performance metrics, granted during 2019, 2018 and 2017 was $117.87, $131.55 and $111.00, respectively. The total fair value of awards vested during the years ended December 31, 2019, 2018 and 2017 was $211 million, $149 million and $138 million, respectively. The total intrinsic value (which is the amount by which the stock price exceeded the exercise price on the date of exercise) of stock options and stock appreciation rights exercised during the years ended December 31, 2019, 2018 and 2017 was $383 million, $283 million and $320 million, respectively. The total intrinsic value (which is the stock price at vesting) of performance share units and other restricted awards vested was $188 million, $74 million and $49 million during the years ended December 31, 2019, 2018 and 2017, respectively.
The following table summarizes information about equity awards outstanding that are vested and expected to vest as well as equity awards outstanding that are exercisable at December 31, 2019:

	Equity Awards Vested and Expected to Vest				Equity Awards That Are Exercisable
(shares in thousands; aggregate intrinsic value in millions)	Awards	Average Price (1)	Aggregate Intrinsic Value	Remaining Term (2)	Awards	Average Price (1)	Aggregate Intrinsic Value	Remaining Term (2)
Stock Options/Stock Appreciation Rights	33,769	$107.58	$1,424	5.9 years	19,285	$96.56	$1,026	4.0 years
Performance Share Units/Restricted Stock	5,514	—	826	2.1 years
(1)    Weighted-average exercise price per share.
(2)    Weighted-average contractual remaining term in years.
The fair value of each option award is estimated on the date of grant using a binomial lattice model. The following table indicates the assumptions used in estimating fair value for the years ended December 31, 2019, 2018 and 2017. Lattice-based option models incorporate ranges of assumptions for inputs; those ranges are as follows:

	2019	2018	2017
Expected volatility	18.8% - 19.7%	17.5% - 21.1%	19%
Weighted-average volatility	20%	18%	19%
Expected term (in years)	6.5 - 6.6	6.5 - 6.6	6.5
Expected dividend yield	2.4%	2.2%	2.4%
Risk-free rate	2.3% - 2.7%	1.3% - 2.7%	0.5% - 2.5%
Expected volatilities are based on the returns of our stock, including implied volatilities from traded options on our stock for the binomial lattice model. We use historical data to estimate equity award exercise and employee termination behavior within the valuation model. The expected term represents an estimate of the period of time equity awards are expected to remain outstanding. The risk-free rate is based on the term structure of interest rates at the time of equity award grant.